EXHIBIT 31.2

PRINCIPAL FINANCIAL

OFFICER CERTIFICATION

PURSUANT TO
SECURITIES EXCHANGE ACT OF 1934 RULE 13a

-14(a)/15d-14(a), AS ADOPTED
PURSUANT TO SECTION 302 OF THE SARBANES

-OXLEY ACT OF 2002

I, John R. Howe, certify that:

1.

I have reviewed this Annual Report on Form 10-K of The Cato

Corporation (the “registrant”);

2.

Based on my knowledge, this report does not contain

any untrue statement of a material fact or

omit to state a material
fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading with respect to the period covered by this report;

3.

Based on

my knowledge,

the financial

statements, and

other financial

information included

in this

report, fairly
present in all material

respects the financial

condition, results of operations

and cash flows of

the registrant as of,

and
for, the periods presented in this report;

4.

The registrant’s

other certifying officer

and I are responsible

for establishing and

maintaining disclosure controls

and
procedures (as defined

in Exchange Act

Rules 13a-15(e) and

15d-15(e)) and internal

control over financial

reporting
(as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))

for the registrant and have:

a)

Designed such

disclosure controls

and procedures,

or caused

such disclosure

controls and

procedures to

be
designed under our supervision, to ensure

that material information relating to the

registrant, including its
consolidated subsidiaries,

is made

known to

us by others

within those

entities, particularly

during the

period in
which this report is being prepared;

b)

Designed such internal control

over financial reporting, or

caused such internal control

over financial reporting to
be designed under our

supervision, to provide reasonable

assurance regarding the

reliability of financial

reporting
and the

preparation of

financial statements

for external

purposes in

accordance with

generally accepted
accounting principles;

c)

Evaluated the effectiveness

of the registrant’s

disclosure controls and

procedures and presented

in this report

our
conclusions about the

effectiveness of the

disclosure controls and

procedures, as of

the end of the

period covered
by this report based on such evaluation;

and

d)

Disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred

during
the registrant’s most

recent fiscal quarter (the registrant’s

fourth fiscal quarter in the

case of an annual report)

that
has materially affected,

or is reasonably

likely to materially

affect, the registrant’s

internal control over

financial
reporting; and

5.

The registrant’s

other certifying

officer and

I have disclosed,

based on our

most recent evaluation

of internal

control
over financial

reporting, to

the registrant’s

auditors and

the audit

committee of

registrant’s board

of directors

(or
persons performing the equivalent functions):

a)

All significant

deficiencies and

material weaknesses

in the

design or

operation of

internal control

over financial
reporting which are

reasonably likely to

adversely affect the

registrant’s ability

to record, process,

summarize and
report financial information; and

b)

Any fraud, whether

or not material,

that involves management

or other employees

who have a

significant role in
the registrant’s internal control

over financial reporting.

Date: March 29, 2021

/s/ John R. Howe
John R. Howe
Executive Vice President
Chief Financial Officer